CLAYMORE EXCHANGE-TRADED FUND TRUST

                                POWER OF ATTORNEY


     That each of the undersigned officers and trustees of Claymore Exchange-Traded Fund Trust, a statutory trust formed under the laws of the State of Delaware (the "Trust"), do constitute and appoint Nicholas Dalmaso as true and lawful attorney and agent, with full power and authority (acting alone and without other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-1A, including any pre-effective amendments and/or any post-effective amendments thereto and any other filings in connection therewith, and to file the same under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust's shares of beneficial interest; granting to such attorney and agent full power of substitution and revocation in the premises; and ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 16th day of August, 2006.



                                               /s/ Steven M. Hill
                                               --------------------------
                                               Steven M. Hill
                                               Chief Financial Officer, Chief
                                               Accounting Officer and Treasurer

                                               /s/ Randall C. Barnes
                                               --------------------------
                                               Randall C. Barnes
                                               Trustee

                                               /s/ Ronald A. Nyberg
                                               --------------------------
                                               Ronald A. Nyberg
                                               Trustee

                                               /s/ Ronald E. Toupin, Jr.
                                               --------------------------
                                               Ronald E. Toupin, Jr.
                                               Trustee